SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 16, 2000



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

     Missouri                       1-12619                 43-1766315
 (State or other                  (Commission            (I.R.S. Employer
 Jurisdiction of                  File Number)          Identification No.)
  Incorporation)

         800 Market Street, Suite 2900
                  St. Louis, MO                   63101
            (Address of principal              (Zip Code)
              executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events.

In  a  press  release dated June 16, 2000, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced that on June 16, 2000 it signed a definitive agreement to purchase The Red Wing Company, Inc., a leading producer of private label shelf-stable type products

Item  7.          Financial Statements and Exhibits.

Exhibit  99.1     Press  Release  dated  June  16,  2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              RALCORP  HOLDINGS,  INC.
                              (Registrant)


Date:    June 16, 2000        By:  /s/  T.  G.  Granneman
                                   ----------------------
                              Duly  Authorized  Signatory  and
                              Chief  Accounting  Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1     Press  Release  dated  June  16,  2000